                                                 Exhibit (a)(3) to Schedule TO-T
                                                 -------------------------------

                          NOTICE OF GUARANTEED DELIVERY

                                       for

                    TENDER OF SHARES OF CLASS A COMMON STOCK
           (Including the Associated Preferred Stock Purchase Rights)

                                       of

                          INTERSTATE HOTELS CORPORATION

                                       to

                     SHANER HOTEL GROUP LIMITED PARTNERSHIP

     This form or one substantially equivalent to this form, must be used to accept the Offer (as defined below) if a shareholder's certificates for shares of Class A Common Stock (including the Associated Preferred Stock Purchase Rights), par value $0.01 per share (the "Shares") of Interstate Hotels Corporation, are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., Pittsburgh, Pennsylvania, time on Friday, May 10, 2002, or such later date to which the Offer is extended (the "Expiration Date"). This form may be delivered by hand or transmitted by facsimile, telegram or mailed to the Depositary, and must be received by the Depositary on or before the Expiration Date. See Section 2, "Procedure for Tendering Shares," of the Offer to Purchase.

                        The Depositary for the Offer is:

                     MANUFACTURERS AND TRADERS TRUST COMPANY
                       Facsimile Copy Number: 716.842.5867
                       Confirm by Telephone: 716.842.4640

               By First Class Mail, by Overnight Courier, By Hand:

                     MANUFACTURERS AND TRADERS TRUST COMPANY
                    Attention: Corporate Trust Administration
                           One M & T Plaza, 7th Floor
                             Buffalo, New York 14203

       DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
         THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER
        OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

         The undersigned hereby tenders to Shaner Hotel Group Limited Partnership (the "Purchaser"), upon the terms and subject to the conditions set forth Offer to Purchase, dated April 3, 2002 ("Offer to Purchase") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 2, "Procedure for Tendering Shares," of the Offer to Purchase.

Number of Shares Tendered:

-------------------------------

Certificate Nos. (if available):

--------------------------------------------------------------------------------

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If Shares will be tendered by book-entry transfer, check box:

[ ] The Depository Trust Company

Account Number:

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Name(s)of Record Holder(s):

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Address:

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Area Code and Telephone Number:

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Taxpayer Identification (Social Security) Number:

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Dated:

-------------------------------

-------------------------------

                                               ---------------------------------
                                               SIGNATURE(S)

                                    GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares (and associated Rights) to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq trading days of the date hereof.



Name of Firm:

--------------------------------------------         (AUTHORIZED SIGNATURE)
Address:                                             Name:

--------------------------------------------         ---------------------------
                                                     Title:
--------------------------------------------
CITY                STATE           ZIP CODE         ---------------------------
                                                     Dated:

                                                     ---------------------------



            DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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